UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 27, 2007

West Bancorporation, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Iowa	0-49677	42-1230603
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1601 22nd Street, West Des Moines, Iowa		50266
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	515-222-2300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2007, the Company received a letter from Steven G. Chapman stating his intention to resign immediately his position as a director of West Bancorporation, Inc. and also as a director of West Bank, a wholly owned subsidiary of the Company. At the time of his resignation, Mr. Chapman was the Chair of the Company's Nominating and Corporate Governance Committee. Mr. Chapman informed the Company that his resignations were due to his disagreement with the Chairman and Chief Executive Officer concerning performance of the Company's growth initiatives. A copy of Mr. Chapman's resignation letter is attached as an exhibit.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99. Mr. Steven G. Chapman's resignation letter.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

West Bancorporation, Inc.

December 27, 2007	By:	Thomas E. Stanberry

Name: Thomas E. Stanberry
Title: Chairman, President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99	Mr. Steven G. Chapman's resignation letter.